                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                           Viisage Technology, Inc.
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             (Exact Name of Registrant as specified in its charter)
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              Delaware                                    04-3320515
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     (State of Incorporation)                        (IRS Employer
                                                      Identification No.)


531 Main Street, Acton, Massachusetts                       01720
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(Address of principal executive offices)                  (Zip Code)



Securities to be registered pursuant to Section 12(b) of the Act:


Title of each class                             Name of each exchange on which
to be so registered                             each class is to be registered
-------------------                             ------------------------------

       None                                                 None
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Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, par value $0.001
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                               (Title of Class)

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Item 1.   Description of Registrant's Securities to be  Registered.
          --------------------------------------------------------

          See "Description of Capital Stock" on pages 46 through 48 of the Prospectus included in the Registration Statement on Form S-1 of Viisage Technology, Inc. (the "Registrant") filed with the Securities and Exchange Commission (File No. 333-10649) under the Securities Act of 1933, as amended, which is hereby incorporated by reference pursuant to Rule 12b-23 of the Securities Exchange Act of 1934, as amended.

Item 2.   Exhibits.
          --------

          1.1 Specimen Stock Certificate of the Registrant's Common Stock, $0.001 par value. See Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-10649), which is incorporated herein by reference.

          2.1 Restated Certificate of Incorporation. See Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-10649), which is hereby incorporated by reference.

          2.2 Bylaws. See Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-10649), which is hereby incorporated by reference.
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:    October 15, 1996


                              VIISAGE TECHNOLOGY, INC.


                              By: /s/ Robert C. Hughes
                                  --------------------
                                  Robert C. Hughes
                                  President and
                                  Chief Executive Officer